                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant  to  Rule 14a-11(c) or Rule 14a-12

                   The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                   The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rule 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

         [LOGO]

                                          One Seaport Plaza
                                          New York, New York 10292
                                          (212) 214-1665

                                                                January 18, 1996


Dear Shareholder:


    The Annual Meeting of Shareholders is to be held at 3:00 p.m. on Thursday, March 14, 1996, at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. A Proxy Statement regarding the meeting, proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy are enclosed.


    At the Annual Meeting, the holders of the Fund's common stock will elect the Fund's Class II Directors for a three-year term, the holders of the Fund's preferred stock will vote separately as a single class to elect two additional Directors, and the holders of both common and preferred stock will consider the ratification of the selection of Price Waterhouse LLP as independent public accountants, and a proposal to amend the Fund's charter documents to decrease the liquidation value of the shares of preferred stock, Series A-F, in order to effect a stock split, and a proposal to amend the Fund's charter documents to eliminate the limitation on the aggregate liquidation value of the Fund's preferred stock. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

    Your Directors recommend that the shareholders vote in favor of each of the foregoing matters.

SIR RODEN CUTLER                          BRIAN M. SHERMAN
CHAIRMAN                                  PRESIDENT

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                 (This page has been left blank intentionally.)

                  THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                               ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 14, 1996


    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York on March 14, 1996, at 3:00 p.m., for the following purposes:


        (1) To elect five Directors to serve as Class II Directors for a three-year term;

        (2) To elect two Directors to represent the interests of the holders of preferred stock for the ensuing year;

        (3) To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1996;

        (4) To amend the Fund's charter documents to decrease the liquidation value of the shares of preferred stock, Series A-F, in order to effect a stock split of the Fund's shares of preferred stock, Series A-F;

        (5) To amend the Fund's charter documents to eliminate the limitation on the aggregate liquidation value of the Fund's preferred stock; and

        (6) To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on January 2, 1996 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment thereof.

                                          By Order of the Board of Directors,

                                          Roy M. Randall, SECRETARY


New York, New York
January 18, 1996


     IMPORTANT: YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM AT THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

                 (This page has been left blank intentionally.)

                                PROXY STATEMENT

                  THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                               ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292

                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 14, 1996

                            ------------------------

                                  INTRODUCTION


    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Australia Prime Income Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York, on March 14, 1996, at 3:00 p.m. The approximate mailing date for this Proxy Statement is January 18, 1996.


    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies submitted by holders of the Fund's common stock will be voted in favor of Proposals 1, 3, 4 and 5 and proxies submitted by holders of the Fund's preferred stock will be voted in favor of Proposals 2, 3, 4 and 5. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, One Seaport Plaza, New York, New York 10292).

    The following table indicates which class of the Fund's shareholders is being solicited with respect to each Proposal to be considered at the Meeting.


                                                                   SOLICITATION OF         SOLICITATION OF
                                                                    VOTE OF COMMON        VOTE OF PREFERRED
                                                                     STOCKHOLDERS     STOCKHOLDERS (SERIES A-G)
                                                                   ----------------   --------------------------
PROPOSAL 1:
Election of Class II Directors...................................        Yes                      No
PROPOSAL 2:
Election of Preferred Directors..................................         No                     Yes
PROPOSAL 3:
Selection of Independent Public Accountants......................        Yes                     Yes
PROPOSAL 4:
Amendment to Charter to Decrease the Liquidation Value of the
 Fund's Preferred Stock in Order to Effect a Stock Split.........        Yes                     Yes
PROPOSAL 5:
Amendment to Charter to Eliminate the Limitation on the Aggregate
 Liquidation Value of the Fund's Preferred Stock.................        Yes                     Yes



    The Board of Directors has fixed the close of business on January 2, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held. As of January 2, 1996, the Fund had outstanding 155,451,834 shares of common stock, par value $.01 per share; 750 shares of Auction Market Preferred Stock, Series A, par value $.01 per share; 750 shares of Auction Market Preferred Stock, Series B, par value $.01 per share; 500 shares of Auction Market Preferred Stock, Series C, par value $.01 per share; 1,000 shares of Auction Market Preferred Stock, Series D, par value $.01 per share; 500 shares of Auction Market Preferred Stock, Series E, par value $.01 per share; 500 shares of Auction Market Preferred Stock, Series F, par value $.01 per share; and 3,000 shares of Auction Market Preferred Stock, Series G, par value $.01 per share. To the best knowledge of management of the Fund, as of the record date no persons or group beneficially own more than five percent of the outstanding shares of common or preferred stock of the Fund.


    The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 1995 to any Fund shareholder upon request. To request a copy please call or write to the Fund's Administrator, Prudential Mutual Fund Management, Inc., One Seaport Plaza, New York, New York 10292,
Telephone: 1-800-451-6788.

                   PROPOSAL 1: ELECTION OF CLASS II DIRECTORS

    The Fund's By-laws provide that the Board of Directors to be elected by holders of the Fund's common stock will be divided into three classes, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. Harry A. Jacobs, Jr., Rt. Hon. Malcolm Fraser, Brian M. Sherman, Howard A. Knight, and Peter D. Sacks, Directors who were elected to serve until the Meeting, have been nominated for a three-year term to expire at the Annual Meeting of Shareholders to be held in 1999 and until their successors are duly elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

    It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below under Class II for a three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

    The following table sets forth certain information concerning each nominee for election as a Director and each Director of the Fund. Each of the nominees is currently a Director of the Fund.

                                                                                                               SHARES OF
                                                                                                                 COMMON
                                                                                                                 STOCK
                                                                                                              BENEFICIALLY
                                                  PRESENT OFFICE WITH                                          OWNED AND
                                                  THE FUND, PRINCIPAL                                          % OF TOTAL
      NAME AND ADDRESS                          OCCUPATION OR EMPLOYMENT                          DIRECTOR    OUTSTANDING
OF EACH DIRECTOR OR NOMINEE                        AND DIRECTORSHIPS                        AGE    SINCE    ON 10/31/95 (1)
----------------------------  ------------------------------------------------------------  ----  --------  ----------------
                              CLASS I (TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 1998)
Anthony E. Aaronson (+)       Director,  The First Australia Fund, Inc. (since 1985); Tony   59      1986         --
116 South Anita Avenue        Aaronson  (textile  agent)  (since  1993);  Vice  President,
Los Angeles, CA 90015         Fortune  Fashions  (1992-1993);  President,  Fashion  Fabric
                              Division, Forrest  Fabrics  (textiles)  (August  1991-1992);
                              Director, PKE Incorporated (consulting company) (1988-1990);
                              Director,  Textile Association  of Los  Angeles (1990-1993);
                              Director,  O.T.C.  Sales,   Emday  Fabrics  Co.   (textiles)
                              (1986-91); Executive Vice-President and Secretary-Treasurer,
                              J&J Textiles Inc. (1982-1986).

                                                                                                               SHARES OF
                                                                                                                 COMMON
                                                                                                                 STOCK
                                                                                                              BENEFICIALLY
                                                  PRESENT OFFICE WITH                                          OWNED AND
                                                  THE FUND, PRINCIPAL                                          % OF TOTAL
      NAME AND ADDRESS                          OCCUPATION OR EMPLOYMENT                          DIRECTOR    OUTSTANDING
OF EACH DIRECTOR OR NOMINEE                        AND DIRECTORSHIPS                        AGE    SINCE    ON 10/31/95 (1)
----------------------------  ------------------------------------------------------------  ----  --------  ----------------
Roger C. Maddock*             Director,  The First  Australia Fund, Inc.  (since 1992) and   45      1992         --
Union House, Union Street     The First Commonwealth Fund, Inc. (since 1992); Chairman and
St. Helier, Jersey            Managing  Director,   EquitiLink  International   Management
Channel Islands               Limited   (since  1985);  Partner,  Jackson  Fox,  Chartered
United Kingdom                Accountants (since  1981);  Director, Worthy  Trust  Company
                              Limited  (since  1981);  Director,  Professional Consultancy
                              Services Limited (since  1983); Director, Hollywell  Spring,
                              Limited  (since 1987); Director, The EquitiLink Private Gold
                              Investment   Fund    Limited   (Since    1992);    Director,
                              CentraLink-EquitiLink   Investment  Company  Limited  (since
                              September 1994).
John A. Calvert-Jones         Director, The  First  Australia  Fund,  Inc.  (since  1985);   59      1986         --
Level 31                      Chairman  of  the  Board  (1984-1994)  and  Chief  Executive
101 Collins Street            Officer  (1984-1991),   Prudential  Securities   (Australia)
Melbourne, Victoria 3000      Limited;  Partner, Cortis & Carr (stockbrokers) (1970-1984);
Australia                     Director, Slough Estates Australia Pty. Limited  (property),
                              Sedgwick Pty. Limited (insurance) and Crown Limited.
John T. Sheehy (+)            Director, The First Australia Fund, Inc. (since 1985), First   53      1986         --
6920 Koll Center Parkway      Australia  Prime  Income Investment  Company  Limited (since
Suite 225                     1986) and The  First Commonwealth Fund,  Inc. (since  1992);
Pleasanton, CA 94566          Director, Greater Pacific Food Holdings, Inc. (food industry investment  company) (since  1993); Partner,  Sphere Capital
                              Partners  (corporate  consulting)  (since  1987);  Director,
                              Sphere  Capital  Advisors  (investment  adviser);  Director,
                              Sandy Corporation (corporate  consulting, communication  and training)  (since 1986); Associate Director, Bear, Stearns &
                              Co. Inc.  (1985-1987);  previously, Limited  Partner,  Bear,
                              Stearns & Co. Inc.

                                                                                                               SHARES OF
                                                                                                                 COMMON
                                                                                                                 STOCK
                                                                                                              BENEFICIALLY
                                                  PRESENT OFFICE WITH                                          OWNED AND
                                                  THE FUND, PRINCIPAL                                          % OF TOTAL
      NAME AND ADDRESS                          OCCUPATION OR EMPLOYMENT                          DIRECTOR    OUTSTANDING
OF EACH DIRECTOR OR NOMINEE                        AND DIRECTORSHIPS                        AGE    SINCE    ON 10/31/95 (1)
----------------------------  ------------------------------------------------------------  ----  --------  ----------------
                                CLASS II (CURRENT DIRECTORS AND NOMINEES FOR A TERM EXPIRING
                                         AT THE ANNUAL MEETING TO BE HELD IN 1999)
Harry A. Jacobs, Jr.*         Director,  The  First  Australia  Fund,  Inc.  (since 1985);   74      1986             6,960
One New York Plaza            Chairman and Chief Executive Officer, Prudential Mutual Fund
New York, NY 10292            Management, Inc.  (June-September  1993);  Senior  Director,
                              Prudential Securities Incorporated (since 1986); previously,
                              Chairman  of the  Board, Prudential  Securities Incorporated
                              (1982-1985); Chairman  of  the  Board  and  Chief  Executive
                              Officer, Bache Group, Inc. (1977-1982); Director, Center for
                              National    Policy;    Trustee,   The    Trudeau   Institute
                              (eleemosynary);  Director   of   26   investment   companies
                              affiliated with Prudential Securities Incorporated.
Rt. Hon. Malcolm Fraser,      Director, The First Australia Fund, Inc. (since 1985), First   65      1986         --
A.C., C.H. (++)               Australia  Prime  Income Investment  Company  Limited (since
55 Collins Street             1986) and The  First Commonwealth Fund,  Inc. (since  1992);
Melbourne, Victoria 3000      Partner,  Nareen  Pastoral  Company  (agriculture);  Fellow,
Australia                     Center  for  International   Affairs,  Harvard   University;
                              International  Council of  Associates, Claremont University;
                              Chairman,  CARE  Australia  (since  1987);  President,  CARE
                              International   (1990-1995);  Member,  Byrnes  International
                              Advisory Board,  University of  South Carolina  (1985-1990);
                              ANZ  International Board of  Advice (1987-1993); InterAction
                              Council  for  Former   Heads  of  Government;   Co-Chairman,
                              Commonwealth   Eminent  Persons  Group  on  Southern  Africa
                              (1985-1986); Chairman, United  Nations Committee on  African
                              Commodity  Problems (1989-1990);  Consultant, The Prudential
                              Insurance Company  of America;  International Consultant  on
                              Political,  Economic  and  Strategic  Affairs  (since  March
                              1983);   Parliamentarian-Prime    Minister   of    Australia
                              (1975-1983).

                                                                                                               SHARES OF
                                                                                                                 COMMON
                                                                                                                 STOCK
                                                                                                              BENEFICIALLY
                                                  PRESENT OFFICE WITH                                          OWNED AND
                                                  THE FUND, PRINCIPAL                                          % OF TOTAL
      NAME AND ADDRESS                          OCCUPATION OR EMPLOYMENT                          DIRECTOR    OUTSTANDING
OF EACH DIRECTOR OR NOMINEE                        AND DIRECTORSHIPS                        AGE    SINCE    ON 10/31/95 (1)
----------------------------  ------------------------------------------------------------  ----  --------  ----------------
Brian M. Sherman*             President  and  Director,  The  First  Australia  Fund, Inc.   52      1986         --
Level 3                       (since 1985);  Joint  Managing  Director  (since  1986)  and
190 George Street             Chairman   (since  1985),   First  Australia   Prime  Income
Sydney, N.S.W. 2000           Investment Company Limited; Sole Vice President and Director
Australia                     (since  1992)   and  Chairman   (since  1995),   The   First
                              Commonwealth Fund, Inc.; President of the Fund (since 1986);
                              Chairman  and  Joint Managing  Director,  EquitiLink Limited
                              (since  1986);   Chairman  and   Joint  Managing   Director,
                              EquitiLink   Australia   Limited  (since   1981);  Director,
                              EquitiLink International  Management Limited  (since  1985);
                              Joint  Managing  Director,  MaxiLink  Limited  (since 1987);
                              Executive  Director,  MaxiLink  Securities  Limited   (since
                              1987);  Director, First  Resources Development  Fund Limited
                              (since 1994);  Director,  Ten Group  Limited  (since  1994);
                              Director, Telecasters North Queensland Limited (since 1993);
                              Fund  and  Portfolio  Manager,  Westpac  Banking Corporation
                              (1976-1981); Manager  --  Investments, Outwich  Limited  (an
                              affiliate  of Baring  Brothers &  Co. Ltd.)  (merchant bank)
                              (1972-1976).
Howard A. Knight              Director, The First Australia  Fund, Inc.; Private  Investor   53      1993         --
300 Park Avenue               Consultant;  and  President  of  Investment  Banking, Equity
New York, NY 10022            Transactions and Corporate  Strategy, Prudential  Securities
                              Incorporated  (1991-June 1994); formerly  Chairman and Chief
                              Executive Officer, Avalon Corporation (1984-1990);  Managing
                              Director,  President  and  Chief  Executive  Officer,  Weeks
                              Petroleum Limited  (1982-1984); General  Counsel, member  of
                              the   Executive  Committee   and  Director,   Farrell  Lines
                              Incorporated  (1976-1982);  Partner,  Cummings  &   Lockwood
                              (1963-1976);  Director,  Scandinavian  Broadcasting  System,
                              S.A.

                                                                                                               SHARES OF
                                                                                                                 COMMON
                                                                                                                 STOCK
                                                                                                              BENEFICIALLY
                                                  PRESENT OFFICE WITH                                          OWNED AND
                                                  THE FUND, PRINCIPAL                                          % OF TOTAL
      NAME AND ADDRESS                          OCCUPATION OR EMPLOYMENT                          DIRECTOR    OUTSTANDING
OF EACH DIRECTOR OR NOMINEE                        AND DIRECTORSHIPS                        AGE    SINCE    ON 10/31/95 (1)
----------------------------  ------------------------------------------------------------  ----  --------  ----------------
Peter D. Sacks (+)            Director, The First  Commonwealth Fund,  Inc. (since  1992);   50      1993         --
33 Yonge Street               President   and  Director,   Toron  Capital   Markets,  Inc.
Suite 706                     (currency, interest  rate  and  commodity  risk  management)
Toronto, Ontario M5E 1G4      (since   1988);  Director,  Toron  Capital  Management  Ltd.
Canada                        (commodity trading adviser) (since 1994); Vice President and
                              Treasurer, Midland Bank  Canada (1987-1988); Vice  President
                              and Treasurer, Chase Manhattan Bank of Canada (1985-1987).
                             CLASS III (TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 1997)
Sir Roden Cutler, V.C.,       Director, The First Australia Fund, Inc. (since 1985), First   79      1986         --
A.K., K.C.M.G., K.C.V.O.,     Australia  Prime  Income Investment  Company  Limited (since
C.B.E., K.St.J. (++)          1986) and The  First Commonwealth Fund,  Inc. (since  1992);
22 Ginahgulla Road            Australia Director, Rothmans Holding Ltd. (formerly Rothmans
Bellevue Hill, N.S.W. 2023    Pall  Mall) (tobacco)  (1981-1994); Chairman,  State Bank of
Australia                     New South Wales  (1981-1986); Governor of  New South  Wales,
                              Australia (1966-1981).
David Lindsay Elsum (++)      Director, The First Australia Fund, Inc. (since 1985), First   58      1986         --
9 May Grove                   Australia  Prime  Income Investment  Company  Limited (since
South Yarra, Victoria 3141    1986) and The  First Commonwealth Fund,  Inc. (since  1992);
Australia                     Director,  MaxiLink  Ltd.;  President,  State Superannuation
                              Fund of  Victoria (1986-1993);  Managing Director,  The  MLC
                              Limited  (insurance) (1984-1985); Managing Director, Renison
                              Goldfields  Consolidated   Limited   (mining)   (1983-1984);
                              Member, Administrative Appeals Tribunal; Member,
                              Corporations  and Securities Panel  of the Australian States
                              and Territories; Chairman, Queen Victoria Market;  Director,
                              First  Resources  Development  Fund  and  Statewide Friendly
                              Society.

                                                                                                               SHARES OF
                                                                                                                 COMMON
                                                                                                                 STOCK
                                                                                                              BENEFICIALLY
                                                  PRESENT OFFICE WITH                                          OWNED AND
                                                  THE FUND, PRINCIPAL                                          % OF TOTAL
      NAME AND ADDRESS                          OCCUPATION OR EMPLOYMENT                          DIRECTOR    OUTSTANDING
OF EACH DIRECTOR OR NOMINEE                        AND DIRECTORSHIPS                        AGE    SINCE    ON 10/31/95 (1)
----------------------------  ------------------------------------------------------------  ----  --------  ----------------
Laurence S. Freedman*         Sole Vice President (since  1986) and Chairman (since  1995)   52      1986         --
Level 3                       of  the Fund; Sole Vice  President and Director (since 1985)
190 George Street             and Chairman (since 1995),  The First Australia Fund,  Inc.;
Sydney, N.S.W. 2000           Joint   Managing  Director,  First  Australia  Prime  Income
Australia                     Investment  Company  Limited  (since  1986);  President  and
                              Director,  The First  Commonwealth Fund,  Inc. (since 1992);
                              Founder and  Joint  Managing  Director,  EquitiLink  Limited
                              (since  1986); Joint Managing Director, EquitiLink Australia
                              Limited (since  1981);  Director,  EquitiLink  International
                              Management Limited (since 1985); Chairman and Joint Managing
                              Director, MaxiLink Limited (since 1987); Executive Director,
                              MaxiLink  Securities  Limited  (since  1987);  Chairman  and
                              Director, First  Resources Development  Fund Limited  (since
                              1994);  Director, Ten Group  Limited (since 1994); Director,
                              Telecasters North Queensland Limited (since 1993);  Managing
                              Director,  Link Enterprises (International) Pty. Limited (an
                              investment management  company)  (since  1980);  Manager  of
                              Investments,  Bankers  Trust Australia  Limited (1978-1980);
                              Investment  Manager,  Consolidated  Goldfields   (Australia)
                              Limited (natural resources investments) (1975-1978).
Michael R. Horsburgh          Director,  The  First  Australia  Fund,  Inc.  (since 1985);   50      1986         --
675 Third Avenue              Director, The First  Commonwealth Fund,  Inc.; Director  and
22nd Floor                    Chief   Executive  Officer,   Horsburgh  Carlson  Investment
New York, NY 10017            Management, Inc. (since 1991);  Director, The First  Hungary
                              Fund;  Managing Director, Barclays  de Zoete Wedd Investment
                              Management (U.S.A.) (1990-1991); Special Associate Director,
                              Bear,  Stearns  &  Co.  Inc.  (1989-1990);  Senior  Managing
                              Director,  Bear,  Stearns  & Co.  Inc.  (1985-1989); General
                              Partner, Bear, Stearns &  Co. Inc. (1981-1985);  previously,
                              Limited Partner, Bear, Stearns & Co. Inc.

                                                                                                               SHARES OF
                                                                                                                 COMMON
                                                                                                                 STOCK
                                                                                                              BENEFICIALLY
                                                  PRESENT OFFICE WITH                                          OWNED AND
                                                  THE FUND, PRINCIPAL                                          % OF TOTAL
      NAME AND ADDRESS                          OCCUPATION OR EMPLOYMENT                          DIRECTOR    OUTSTANDING
OF EACH DIRECTOR OR NOMINEE                        AND DIRECTORSHIPS                        AGE    SINCE    ON 10/31/95 (1)
----------------------------  ------------------------------------------------------------  ----  --------  ----------------
William J. Potter (++)        Director, The First Australia Fund, Inc. (since 1985), First   47      1986         --
156 W. 56th Street            Australia  Prime  Income Investment  Company  Limited (since
17th Floor                    1986) and The  First Commonwealth Fund,  Inc. (since  1992);
New York, NY 10019            Partner,  Sphere  Capital  Partners  (corporate  consulting)
                              (since   1989);   President,   Ridgewood   Partners,    Ltd.
                              (investment   banking)  (since   1989);  Managing  Director,
                              Prudential-Bache  Securities  Inc.  (1984-1989);   Director,
                              National  Foreign  Trade  Association;  Director, Alexandria
                              Bancorp  Limited;  Director,  Battery  Technologies,   Inc.;
                              Director,  Compuflex  Inc.;  Director,  Impulsora  del Fondo
                              Mexico; Director,  Canadian  Health Foundation;  First  Vice
                              President,   Barclays  Bank,  plc  (1982-1984);  previously,
                              various positions with Toronto Dominion Bank.

--------------------------
 * Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Mr. Jacobs is deemed to be an interested person because of his affiliation with Prudential Securities Incorporated, a broker-dealer registered under the Securities Exchange Act of 1934. Messrs. Freedman, Sherman and Maddock are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both.

 +  Messrs. Aaronson, Sacks and Sheehy are members of the Audit Committee.

 ++  Messrs. Cutler, Elsum, Fraser and Potter are members of the Contract Review
    Committee.


(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. All shares listed in this table are owned with sole voting and investment power, and in the aggregate represent less than 1/4 of 1% of the total shares outstanding of common stock as of October 31, 1995. No shares of the Fund's preferred stock are owned by the Directors.


    Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

    The Board of Directors recommends that holders of common stock vote FOR the election of the four nominees to the Fund's Board of Directors.

                  PROPOSAL 2: ELECTION OF PREFERRED DIRECTORS

    The Fund has outstanding 750 shares of Auction Market Preferred Stock, Series A, par value $.01 per share; 750 shares of Auction Market Preferred Stock, Series B, par value $.01 per share; 500 shares of Auction Market Preferred Stock, Series C, par value $.01 per share; 1,000 shares of Auction Market Preferred Stock, Series D, par value $.01 per share; 500 shares of Auction Market Preferred Stock, Series E, par value $.01 per share; 500 shares of Auction Market Preferred Stock, Series F, par value $.01 per share; and 3,000 shares of Auction Market Preferred Stock, Series G, par value $.01 per share.

    Section 18 of the 1940 Act requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. David Manor and Marvin Yontef, who were elected to fill the two preferred stock Board seats and to represent exclusively the holders of all series of the Fund's preferred stock (the "Preferred Directors") at the Annual Meeting of Shareholders held on March 16, 1995, have been nominated to serve as Preferred Directors until the Annual Meeting of Shareholders to be held in 1997. The nominees have indicated an intention to continue to serve if elected and have consented to be named in this Proxy Statement.

    It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the holders of preferred stock shall recommend, and if no such recommendations are made, such substituted nominees as the Board of Directors may recommend.

    The following table sets forth certain information concerning each of the nominees as a Preferred Director of the Fund.

                                                                                                                 SHARES
                                                                                                              BENEFICIALLY
                                                  PRESENT OFFICE WITH                                          OWNED AND
                                                  THE FUND, PRINCIPAL                                          % OF TOTAL
                                                OCCUPATION OR EMPLOYMENT                          DIRECTOR    OUTSTANDING
NAME AND ADDRESS OF NOMINEE                     AND PUBLIC DIRECTORSHIPS                    AGE    SINCE    ON 10/31/95 (1)
----------------------------  ------------------------------------------------------------  ----  --------  ----------------
David Manor**                 Treasurer  of the Fund,  The First Australia  Fund, Inc. and   55      1988         --
Level 3                       First Australia  Prime  Income Investment  Company  Limited;
190 George Street             Director  and Treasurer, The  First Commonwealth Fund, Inc.;
Sydney, N.S.W. 2000           Executive  Director,   EquitiLink  Australia   Limited   and
Australia                     EquitiLink   Limited  (since   1986);  Director,  EquitiLink
                              International Management Limited (since 1987) and EquitiLink
                              U.S.A., Inc.
Marvin Yontef**               Director of  and counsel  to  First Australia  Prime  Income   49      1988         --
P.O. Box 85                   Investment   Company  Limited;  Partner,  Stikeman,  Elliott
5500 Commerce Court           (Canadian law firm).
Toronto, Ontario M5L 1B9
Canada

--------------------------
** Directors considered by the Fund and its counsel to be "interested persons" (which as used in this Proxy Statement is as defined in the 1940 Act) of the Fund or of the Fund's investment advisers. Mr. Manor is deemed to be an interested person because of his affiliation with the Investment Manager and Investment Adviser and because he is an officer of the Fund. Mr. Yontef is deemed to be an interested person because the law firm of which he is a Partner acts as legal counsel for the Investment Adviser and its parent.

(1) As of October 31, 1995, the Preferred Directors of the Fund owned no shares of the Fund's common or preferred stock.

    Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

    The Board of Directors recommends that the holders of preferred stock vote FOR the election of the two nominees as Preferred Directors to the Fund's Board of Directors.

            PROPOSAL 3: SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Price Waterhouse LLP, independent public accountants, to examine the financial statements of the Fund for the fiscal year ending October 31, 1996. Such appointment is now subject to ratification or rejection by the shareholders of the Fund.

    Audit services performed by Price Waterhouse LLP during the most recent fiscal year included examination of the financial statements of the Fund, services related to filings with the Securities and

Exchange Commission and consultation on matters performed by the firm related to the preparation and filing of tax returns. The Fund knows of no direct or indirect financial interest of the firm in the Fund.

    Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

    The Board of Directors recommends that shareholders vote FOR ratification of the selection of Price Waterhouse LLP as independent public accountants for the fiscal year ending October 31, 1996.

            PROPOSAL 4: AMENDMENT OF THE FUND'S CHARTER DOCUMENTS TO
        DECREASE THE LIQUIDATION VALUE OF THE FUND'S SHARES OF PREFERRED
              STOCK, SERIES A-F, IN ORDER TO EFFECT A STOCK SPLIT

    The Fund's Board of Directors has determined that it would be in the Fund's best interest to amend the Fund's charter documents to reduce the liquidation value of each share of preferred stock, Series A-F, from $100,000 to $25,000 in order to effect a four for one stock split. If the proposal is approved, it is the intention of the Board of Directors to declare a split of each share of the Fund's preferred stock in each of Series A-F, liquidation value $100,000 per share into four shares of preferred stock of the same series, liquidation value $25,000 per share.

    The Fund's Board of Directors has proposed this reduction in liquidation value and accompanying stock split in order to increase the potential universe of preferred stock investors, and to give these investors greater flexibility to tailor the size of their investment. If an increased number of potential investors is bidding at the auctions at which the dividend rate paid by the Fund with respect to the preferred stock is determined, the dividend rates paid by the Fund to the preferred stockholders may be lower than they would be if a smaller pool of investors is bidding at the auctions.

    If the proposed stock split is effected, the Fund's common stockholders should not be affected, except to the extent that the Fund may benefit from a reduction in the dividends paid with respect to its preferred stock. Preferred stockholders would have the option of investing in increments of $25,000 rather than $100,000, and thus would have greater flexibility and liquidity with respect to their investment.


    The proposed amendment to the Fund's charter documents, which includes the changes described below under "Proposal 5: Amendment of the Fund's Charter Documents to Eliminate the Limitation on the Aggregate Liquidation Value of the Fund's Preferred Stock", is attached hereto as Appendix A. In addition to reducing the liquidation value, the proposed amendment also increases, where necessary, the authorized number of shares of preferred stock, Series A-F. In the opinion of Dechert Price & Rhoads, the proposed amendment does not constitute a reorganization within the meaning of Section 2(a)(33) of the 1940 Act or give rise to a separate class vote by holders of preferred stock pursuant to Section 18(a)(2)(D) of the 1940 Act.

    The Board of Directors recommends that shareholders vote FOR the amendments to the Fund's charter documents (the form of which is set forth in Appendix A hereto) as described above to decrease the liquidation value of the Fund's preferred stock, Series A-F, in order to effect a stock split.


             PROPOSAL 5: AMENDMENT OF THE FUND'S CHARTER DOCUMENTS
                  TO ELIMINATE THE LIMITATION ON THE AGGREGATE
                LIQUIDATION VALUE OF THE FUND'S PREFERRED STOCK


    At a special meeting of shareholders held in December, 1988, the Fund's holders of common stock authorized the creation of a class of 100 million shares of preferred stock with an aggregate liquidation value of $500 million, such shares to be issued in series from time to time as authorized by the Fund's Board of Directors. Since that date, the Fund has issued seven series of preferred stock with an aggregate liquidation value of $475 million.


    In order to give the Fund the flexibility to issue additional preferred stock, the Board of Directors has determined that it would be in the best interest of the Fund to amend the Fund's charter documents to eliminate the limitation on aggregate liquidation value. This would permit the Fund's Board of Directors to issue additional series of preferred stock on a timely basis, should the Board believe that the issuance of additional series would benefit holders of the Fund's common stock.


    In determining to recommend this action, the Fund's Board of Directors took into account the fact that since inception of the preferred stock in January 1989, holders of the Fund's common stock have benefited from the issuance of the outstanding series of preferred shares in terms of a positive impact on net asset value. However, in determining whether to eliminate the limitation on aggregate liquidation value, holders of the Fund's common stock should consider, as they did when authorizing the creation of the class of preferred stock in 1988, certain factors which are inherent in the issuance of any series of preferred stock. These include:


    1. EFFECT ON YIELD. As is presently the case, the Board of Directors of the Fund has full discretion, in the exercise of its business judgment, as to the terms upon which each series of preferred stock may be issued and as to the exercise of any redemption rights the Fund may have with respect to such stock. It is the Board's practice and present intention to issue preferred stock only under circumstances where it believes that such issuance will result in yield enhancement to the holders of common stock, but there can be no assurance that the actual terms of any preferred stock issuances will ensure this result. The yield to holders of common stock would be negatively impacted by outstanding preferred stock with a dividend rate in excess of the yield on the Fund's investments made with the proceeds from issuance of preferred stock. Under certain circumstances, the Fund may be required to redeem outstanding preferred stock. In addition, the Fund may have the option to redeem preferred stock at any time or from time to time. However, the Fund may in fact determine not to redeem preferred stock during periods when the dividend rate on preferred stock exceeds the yield on the Fund's portfolio. Any decisions with respect to redemption will be taken by the Board or a committee of the Board based upon recommendations by the Investment Manager. The Investment Manager has advised the Board that it would not anticipate recommending redemption except to the extent that the Investment Manger believes the existence of outstanding preferred stock is having or likely to have a materially adverse effect on the net investment income of the Fund. Even in such event, the Investment Manager may not recommend redemption if, in its judgment, it would be necessary to liquidate portfolio securities, in order to make redemption payments, in a manner that would disrupt the Fund's long-term investment program, result in the realization of foreign currency gains or losses that would materially increase or decrease the amount of net investment income distributable to holders of common stock or jeopardize the Fund's status as a regulated investment company under the Internal Revenue Code.


    2. EFFECT ON CURRENCY RISKS. The Fund invests predominantly in debt securities denominated in Australian dollars. Accordingly, the net asset value of and yield to the Fund are affected by changes in the exchange rate between the U.S. dollar and the Australian dollar and, to a lesser extent, by changes in the value of the New Zealand dollar in which a relatively small part of the Fund's assets may be invested from time to time. Unless the designation of a particular series of preferred stock otherwise provides, holders of preferred stock are not subject to any significant foreign currency exchange risks as the dividends payable to and amounts payable in respect of redemption or liquidation to the holders of preferred stock will be determined solely in U.S. dollar terms and without reference to any changes in the underlying net asset value of or yield to the Fund. Accordingly, the entire risk of any adverse changes in currency exchange rates, which would be applicable to all of the Fund's assets and income (including assets acquired with the proceeds of preferred share issuances), is borne solely by the holders of common stock. Although the underlying purpose of issuing preferred stock is to enhance the yield to common stockholders, adverse currency movements can reduce or eliminate any such yield enhancement and can result in a reduction of net asset value and distributable net investment income.


    3. EFFECT ON NET ASSET VALUE. Upon the issuance of any series of preferred stock, all issuance costs, including underwriting discounts and commissions and other offering costs, are charged to the paid-in capital of the Fund, thereby resulting in an immediate reduction of net asset value applicable to common stock. Accordingly, assuming that the relationship between the Fund's net asset value and the market price at which its shares trade remains the same, holders of shares of common stock disposing of such shares after a preferred stock issuance might realize a lower price for their shares as any anticipated yield enhancement and the increase, if any, in net asset value could be expected to occur only over a period of time sufficient to invest the proceeds of preferred stock issuances and realize the benefits, if any, from such investments in amounts adequate to recover the costs of issuance.


    The proposed amendment to the Fund's charter documents, which includes the changes described above under "Proposal 4: Amendment of the Fund's Charter Documents to Decrease the Liquidation Value of the Fund's Shares of Preferred Stock, Series A-F, In Order to Effect a Stock Split", is attached hereto as Appendix A.



    The Board of Directors recommends that shareholders vote FOR the amendments to the Fund's charter documents (the form of which is set forth in Appendix A hereto) as described above to eliminate the limitation on the aggregate liquidation value of the Fund's preferred stock.

                                 OTHER MATTERS


    The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

                FURTHER INFORMATION ABOUT DIRECTORS AND OFFICERS

    COMMITTEES AND BOARD OF DIRECTORS MEETINGS. The Board of Directors has a standing Audit Committee, which consists of certain Directors who are not interested persons of the Fund as defined in the 1940 Act. The principal purpose of the Audit Committee is to review the scope and results of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee that reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Advisory Agreement, the Consultant Agreement and the Administration Agreement. The Board of Directors does not have a standing nominating committee.


    During the Fund's fiscal year ended October 31, 1995, the Board of Directors held five meetings, the Audit Committee held two meetings and the Contract Review Committee held one meeting. Each of the Directors then in office attended at least 75% of the total number of the meetings of the Board of Directors and all the Committees of the Board on which he served, except Mr. Calvert-Jones, who attended three of the five meetings held by the Board of Directors.



    OFFICERS OF THE FUND. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors and, with the exception of Messrs. Manor, Sechos, Stark and Kozlowski, and Mesdames Bancroft and Sananikome-Fletcher, all of whom have served since the Fund was organized in 1986, are as follows: Brian
M. Sherman, President; Laurence S. Freedman, Vice President; David Manor, Treasurer; Ouma Sananikome-Fletcher (age 37), Assistant Vice President -- Chief Investment Officer; Barry G. Sechos (age 34), Assistant Treasurer; Eugene S.
Stark (age 38), Chief Financial Officer & Assistant Treasurer; Kenneth T. Kozlowski (age 34), Assistant Treasurer; Roy M. Randall (age 59), Secretary; Allan S. Mostoff (age 63), Assistant Secretary; and Margaret A. Bancroft (age
57), Assistant Secretary.



    The  respective principal occupations of the Fund's officers are as follows:
Messrs. Sherman and Freedman, shown above in the table of nominees and Directors under "Proposal 1: Election of Class II Directors"; David Manor, shown in the table of nominees as Preferred Directors under "Proposal 2: Election of Preferred Directors"; Ouma Sananikome-Fletcher, Investment Director, EquitiLink Australia Limited (since 1994) and Executive Director, Banque Nationale de Paris (1986-1994); Barry G. Sechos, General Counsel to the EquitiLink Group (since
1993) and Solicitor, Allen, Allen & Hemsley (1986-1993); Eugene S. Stark, First Vice President, Prudential Mutual Fund Management, Inc. (since January 1990); Kenneth T. Kozlowski, Vice President, Prudential Mutual Fund Management, Inc.

(since 1992) and Fund Accounting Manager, Pruco-Life Insurance Company (1990-1992); Roy M. Randall, Partner of Freehill, Hollingdale & Page (Australian law firm); Allan S. Mostoff and Margaret A. Bancroft, Partners of Dechert Price & Rhoads (U.S. law firm).


    RELATIONSHIP OF DIRECTORS OR NOMINEES WITH THE INVESTMENT ADVISER AND THE INVESTMENT MANAGER. EquitiLink International Management Limited (the "Investment Manager") serves as investment manager to the Fund and EquitiLink Australia Limited (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated February 1, 1990 and an advisory agreement dated December 15, 1992.

    The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at Union House, Union Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is a wholly owned subsidiary of EquitiLink Limited, an Australian corporation. The registered offices of both the Investment Adviser and EquitiLink Limited are located at Level 3, 190 George Street, Sydney, N.S.W., Australia. EquitiLink Limited is a public company whose ordinary shares are listed on the Australian Stock Exchange Limited.

    Messrs. Freedman, Sherman and Manor, all Directors of the Fund, also serve as directors of the Investment Manager. Mr. Maddock, a Director of the Fund, is also chairman and managing director of the Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager, of which Mr. Manor is also a shareholder. Messrs. Freedman, Sherman and Manor also serve as, respectively, joint managing director, joint managing director and chairman, and executive director of the Investment Adviser. Messrs. Freedman and Sherman are the principal shareholders of EquitiLink Limited, of which Messrs. Maddock and Manor are also shareholders.

    In a transaction effected on March 10, 1995, Transek Trust sold 13,689,944 shares of EquitiLink Limited to Transek Pty Limited, a wholly-owned subsidiary of the Investment Manager, at a price of $0.69 per share, as determined by an independent valuation, which price was paid in three installments. Messrs. Freedman and Sherman are the principal beneficiaries of Transek Trust, and as mentioned above, are also the principal shareholders of the Investment Manager, the parent of Transek Pty Limited.

    During the fiscal year ended October 31, 1995, Professional Consultancy Services Limited, a limited company organized under the laws of Jersey, Channel Islands, provided administrative services to the Investment Manager in connection with its activities on behalf of the Fund and other U.S. and foreign investment companies and entities in return for a fee in the amount of $930,000. Mr. Maddock is a director and a principal shareholder of Professional Consultancy Services Limited.


    COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 1995. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards of funds in the fund complex on which the Director serves.

                               COMPENSATION TABLE
                           FISCAL YEAR ENDED 10/31/95


                                                                      PENSION OR                      TOTAL
                                                                      RETIREMENT     ESTIMATED    COMPENSATION
                                                       AGGREGATE       BENEFITS        ANNUAL    FROM REGISTRANT
                                                     COMPENSATION       ACCRUED       BENEFITS      AND FUND
                                                         FROM         AS PART OF        UPON      COMPLEX PAID
NAME OF PERSON, POSITION                              REGISTRANT     FUND EXPENSES   RETIREMENT   TO DIRECTORS
---------------------------------------------------  -------------  ---------------  ----------  ---------------
Anthony E. Aaronson................................   $    13,750         N/A           N/A       $   21,250(2)
John A. Calvert-Jones..............................        13,750         N/A           N/A           21,250(2)
Sir Roden Cutler...................................        13,750         N/A           N/A           29,250(3)
David Lindsay Elsum................................        13,750         N/A           N/A           29,250(3)
Rt. Hon. Malcolm Fraser............................        13,750         N/A           N/A           29,250(3)
Laurence S. Freedman...............................             0         N/A           N/A                0(3)
Michael R. Horsburgh...............................        13,750         N/A           N/A           29,250(3)
Harry A. Jacobs, Jr................................             0         N/A           N/A                0(2)
Howard A. Knight...................................        13,750         N/A           N/A           21,250(2)
Roger C. Maddock...................................             0         N/A           N/A                0(3)
William J. Potter..................................        13,750         N/A           N/A           29,250(3)
Peter D. Sacks.....................................        13,750         N/A           N/A           21,750(2)
John T. Sheehy.....................................        13,750         N/A           N/A           29,250(3)
Brian M. Sherman...................................             0         N/A           N/A                0(3)
PREFERRED DIRECTORS:
David Manor........................................             0         N/A           N/A                0(2)
Marvin Yontef......................................        13,750         N/A           N/A                0(1)


                             ADDITIONAL INFORMATION


    EXPENSES. The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. Shareholder Communications Corporation ("SCC") may be retained to assist in the solicitation of proxies. If retained, SCC will be paid approximately $25,000 by the Fund and the Fund will reimburse SCC for its related expenses.



    SOLICITATION AND VOTING OF PROXIES. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about January 18, 1996. As mentioned above, SCC may be engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of SCC if the Fund has not yet received their vote. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.



    The Fund has received an opinion of Maryland counsel that addresses the validity, under the applicable law of the State of Maryland, of authorization to execute a proxy given orally. The opinion given by Maryland counsel concludes that a Maryland court would find that there is no Maryland law or public policy against the acceptance of proxies signed by an orally-authorized agent, provided it adheres to the procedures set forth below.



    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Fund, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.



    If a shareholder wishes to participate in the Meeting of shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby cancelling any proxy previously given.


    VOTE REQUIRED. The presence in person or by proxy of the holders of a majority of the outstanding voting shares of the Fund is required to constitute a quorum at the Meeting. Approval of the election of Class II Directors of the Board of Directors (Proposal 1) will require the affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy at the Meeting. Approval of the election of Preferred Directors of the Board of Directors (Proposal 2) will require the affirmative vote of the holders of a majority of the outstanding shares of preferred stock present or represented by proxy at the Meeting. Ratification of the selection of independent public accountants (Proposal 3) will require the affirmative vote of the holders of a majority of the outstanding shares of both the common and preferred stock present or represented by proxy at the Meeting, voting together as a single class. Approval of the proposed amendment to the Fund's charter documents to decrease the liquidation value of the Fund's shares of preferred stock, Series A-F (Proposal 4) and approval of the proposed amendment to the Fund's charter documents to eliminate the limitation on the aggregate liquidation value of the Fund's preferred stock (Proposal 5) will each require the affirmative vote of the holders of a majority of the outstanding shares of both the common and preferred stock, voting together as a single class. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.



    SHAREHOLDER PROPOSALS. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 1997 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by September 20, 1996.


                                          By Order of the Board of Directors,

                                          Roy M. Randall, SECRETARY


One Seaport Plaza
New York, NY 10292
January 18, 1996

                                                                      APPENDIX A



                   THE FIRST AUSTRALIA PRIME INCOME FUND, INC
                    PROPOSED AMENDMENT TO CHARTER DOCUMENTS



    FIRST: The charter of The First Australia Prime Income Fund, Inc. (the "Corporation"), as heretofore amended and restated by Articles filed with the Maryland State Department of Assessments and Taxation (the "Department") on December 13, 1988 and May 29, 1991, is further amended as of the effective time of these Articles of Amendment, by striking from Article FIFTH, first paragraph, of the Amended and Restated Articles of Incorporation the clause ", with a maximum liquidation preference of $500,000,000".



    SECOND: The charter of the Corporation is further amended by splitting and changing each issued and outstanding share of Auction Market Preferred Stock, Series A, B, C, D, E, and F, par value $.01 per share, liquidation preference $100,000 per share, into four issued and outstanding shares of Auction Market Preferred Stock of the same series, each unit with a par value of $.01 per share and a liquidation preference of $25,000 per share.



    THIRD: After the effective time of this amendment, each holder of any outstanding certificate or certificates representing shares of Auction Market Preferred Stock, Series A, B, C, D, E or F, par value $.01 per share, liquidation  preference  of  $100,000  per  share,  may  surrender  same  to the
Corporation and receive in exchange therefore, a certificate or certificates representing the number of whole shares of Auction Market Preferred Stock, par value $.01 per share, liquidation preference of $25,000 per share of the series into which the shares of the applicable series of Auction Market Preferred Stock of the Corporation shall have been split pursuant to these Articles of Amendment. Until so surrendered, any outstanding certificate for shares of
Series A, Series B, Series C, Series D, Series E or Series F of the Auction Market Preferred Stock of the Corporation shall be deemed evidence of ownership of the number of whole shares of Auction Market Preferred Stock of the applicable series, par value $.01 per share, liquidation preference of $25,000 per share, into which such outstanding shares of the Corporation shall have been split and changed pursuant to these Articles of Amendment, and shall be subject to the changes hereunder to the Articles Supplementary for the applicable series of Auction Market Preferred Stock.



    FOURTH: The various Articles Supplementary of the Corporation by which the Board of Directors has heretofore authorized the issuance of 4,750 shares of its authorized preferred stock, par value $.01 per share, liquidation preference $100,000 per share, designated Auction Market Preferred Stock, Series A, Series B, Series C, Series D, Series E and Series F respectively (sometimes collectively herein the "Articles Supplementary") are amended, as of the effective time of this amendment, by:



        (a) Striking from Article First of the Articles Supplementary creating Series A, Series B, and Series C of the Auction Market Preferred Stock filed with the Department on January 17, 1989, as corrected by a Certificate of Correction filed with the Department on August 11, 1989, the clause ", the issuance of three series of up to 750 shares each of its authorized preferred stock, par value $.01 per share, liquidation preference $100,000 per share," and inserting in lieu thereof the clause ", the issuance of three series of up to 3,000 shares each of its authorized preferred stock, par value $.01 per share, liquidation preference $25,000 per share," and



        (b) Striking from Article First of the Articles Supplementary creating Series D of the Auction Market Preferred Stock filed with the Department on July 26, 1989, as corrected by a Certificate of Correction filed with the Department on August 10, 1989, the clause ", the issuance of one series of up to 1,000 shares of its authorized preferred stock, par value $.01 per share, liquidation preference $100,000 per share," and inserting in lieu thereof the clause ", the issuance of a series of up to 4,000 shares of its authorized preferred stock, par value $.01 per share, liquidation preference $25,000 per share," and



        (c) Striking from Article First of the Articles Supplementary creating a Series E of Auction Market Preferred Stock filed with the Department on December 21, 1992, the clause ", the issuance of a series of up to 1,000 shares of its authorized preferred stock, par value $.01 per share, liquidation preference $100,000 per share," and inserting in lieu thereof the clause ", the issuance of a series of up to 4,000 shares of its authorized preferred stock, par value $.01 per share, liquidation preference $25,000 per share," and



        (d) Striking from Article First of the Articles Supplementary creating a Series F of Auction Market Preferred Stock filed with the Department on December 16, 1993, the clause ", the issuance of a series of up to 500 shares of its authorized preferred stock, par value $.01 per share, liquidation preference $100,000 per share," and inserting in lieu thereof the clause ", the issuance of a series of up to 2,000 shares of its authorized preferred stock, par value $.01 per share, liquidation preference $25,000 per share," and



        (e) Amending each of the following sections of Article Third of each of the Articles Supplementary creating each of the Series A through F of the Auction Market Preferred Stock under the heading DESIGNATION as follows:



           Series A:   Deleting  clauses  "750 shares  of preferred  stock"  and
       "$100,000 per share" and inserting in lieu thereof "3,000 shares of preferred stock" and "$25,000 per share,"



           Series B:    Deleting clauses  "750  shares of  preferred  stock  and
       "$100,000 per share" and inserting in lieu thereof "3,000 shares of preferred stock" and "$25,000 per share,"



           Series C:   Deleting  clauses  "500 shares  of preferred  stock"  and
       "$100,000 per share" and inserting in lieu thereof "2,000 shares of preferred stock" and "$25,000 per share,"



           Series D:   Deleting  clauses "1000  shares of  preferred stock"  and
       "$100,000 per share" and inserting in lieu thereof "4,000 shares of preferred stock" and "$25,000 per share,"



           Series E:   Deleting  clauses  "500 shares  of preferred  stock"  and
       "$100,000 per share" and inserting in lieu thereof "2,000 shares of preferred stock" and "$25,000 per share,"

           Series F:   Deleting  clauses  "500 shares  of preferred  stock"  and
       "$100,000 per share" and inserting in lieu thereof "2,000 shares of preferred stock" and "$25,000 per share," and



        (f) In each of the following sections of Article THIRD of each of the Articles Supplementary creating each of the Series A through F of Auction Market Preferred Stock the sum "$25,000" is inserted in lieu of "$100,000":



           1.  DEFINITIONS.
               "AMPS Basic Maintenance Amount"
               "Dividend Coverage Amount,"



           3.  DIVIDENDS. (c)(ii)



           4.  LIQUIDATION RIGHTS (a)



           5.  REDEMPTION. (a), (b); and



        (g) In addition to the amendments to each of the Articles Supplementary specifically set forth above, each of said Articles Supplementary is hereby amended MUTATIS MUTANDIS to the extent necessary to give effect to the reduction of the per share liquidation preference from "$100,000" to "$25,000" and the related four to one split of the outstanding shares of Series A, Series B, Series C, Series D, Series E and Series F of the Auction Market Preferred Stock set forth in Article Second hereof.

                 (This page has been left blank intentionally.)

COMMON STOCK
PROXY              THE FIRST AUSTRALIA PRIME INCOME FUND, INC.             PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF SHAREHOLDERS -- MARCH 14, 1996


    The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Australia Prime Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. to be held at One Seaport Plaza, New York, New York, on March 14, 1996, at 3:00 p.m., New York City time, and any adjournment thereof.


    Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items (1), (3), (4) and (5).

1. The election of five Directors to serve as Class II Directors for a three-year term:

FOR all nominees listed below         WITHHOLD AUTHORITY
(EXCEPT AS MARKED TO THE CONTRARY     TO VOTE FOR ALL NOMINEES LISTED
BELOW) / /                            BELOW / /

    NOMINEES:  Harry  A. Jacobs, Jr., Rt. Hon. Malcolm Fraser, Brian M. Sherman,
               Howard A. Knight and Peter D. Sacks.

    (INSTRUCTION:  TO WITHHOLD  AUTHORITY TO  VOTE FOR  ANY INDIVIDUAL  NOMINEE,
                   WRITE THE NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

    ----------------------------------------------------------------------------

3. Ratification of the selection of Price Waterhouse LLP as independent public accountants.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4. Approval of the proposed amendment to the Fund's charter documents to decrease the liquidation value of the Fund's shares of preferred stock, Series A-F, in order to effect a stock split.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

5. Approval of the proposed amendment to the Fund's charter documents to eliminate the limitation on the aggregate liquidation value of the Fund's preferred stock.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

6. In their discretion on any other business which may properly come before the meeting or any adjournment thereof.

                                             Please sign exactly as your name or
                                             names appear  hereon. When  signing
                                             as attorney, executor,
                                             administrator, trustee or guardian,
                                             please  give  your  full  title  or
                                             status.

                                             -----------------------------------
                                             (Signature of Shareholder)

                                             -----------------------------------
                                             (Signature of Joint Tenant, if any)
                                             Date ________________________, 1996

            PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED

AUCTION MARKET PREFERRED
STOCK, SERIES A-G

PROXY              THE FIRST AUSTRALIA PRIME INCOME FUND, INC.             PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF SHAREHOLDERS -- MARCH 14, 1996

    The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the Auction Market Preferred Stock, Series A-G, of The First Australia Prime Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. to be held at One Seaport Plaza, New York, New York, on March 14, 1996, at 3:00 p.m., New York City time, and any adjournment thereof.

    Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items (2), (3), (4) and (5).

2. The election of two Directors to represent the interests of Preferred Stock for the ensuing year:

     FOR all nominees listed below          WITHHOLD AUTHORITY
     (EXCEPT AS MARKED TO THE CONTRARY      TO VOTE FOR ALL NOMINEES LISTED
     BELOW) / /                             BELOW / /

     NOMINEES:  David Manor and Marvin Yontef.

     (INSTRUCTION:  TO WITHHOLD AUTHORITY  TO VOTE FOR ANY INDIVIDUAL  NOMINEE,
                    WRITE THE NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

     --------------------------------------------------------------------------

3. Ratification of the selection of Price Waterhouse LLP as independent public accountants.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4. Approval of the proposed amendment to the Fund's charter documents to decrease the liquidation value of the Fund's shares of preferred stock, Series A-F, in order to effect a stock split.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

5. Approval of the proposed amendment to the Fund's charter documents to eliminate the limitation on the aggregate liquidation value of the Fund's preferred stock.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

6. In their discretion on any other business which may properly come before the meeting or any adjournment thereof.

                                             Please sign exactly as your name or
                                             names  appear hereon.  When signing
                                             as attorney, executor,
                                             administrator, trustee or guardian,
                                             please  give  your  full  title  or
                                             status.

                                             -----------------------------------
                                             (Signature of Shareholder)

                                             -----------------------------------
                                             (Signature of Joint Tenant, if any)
                                             Date ________________________, 1996

            PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED